KEYPORT VARIABLE INVESTMENT TRUST

                        SUPPLEMENT DATED NOVEMBER 2, 1995
                                       TO
                          PROSPECTUS DATED MAY 1, 1995
                 (Supplanting Supplement dated October 16, 1995)

Reference is made to "THE TRUST -- Application For Exemptive Order Permitting Certain Fund Substitutions" on page 3 of the Prospectus. The substitutions of fund shares described therein became effective as of the close of business on October 13, 1995 in accordance with an exemptive order granted by the Securities and Exchange Commission. As a result, C-K U.S. Gov't Fund has ceased to exist as a separate Fund.
                                    * * *

Reference is made to "TRUST MANAGEMENT ORGANIZATIONS -- KASC'S Sub-Advisers:
Colonial Management Associates, Inc. (Colonial) and Newport Fund Management, Inc. (Newport) -- Colonial" on pages 11-12 of the Prospectus. Elizabeth Palmer no longer is a co-manager of the C-K Growth and Income Fund. Dan Rie continues to manage the Fund. In addition, James P. Haynie now serves with John E. Lennon as co-manager of the C-K Utilities Fund. Mr. Haynie has managed various other Colonial equity funds since 1993. Prior to joining Colonial in 1993, Mr. Haynie was a Vice President at Massachusetts Financial Services Company and a Portfolio Manager at Trinity Investment Management.

                                    * * *

Effective on or about January 1, 1996, Colonial is terminating the Sub-Advisory Agreement among the Trust, KASC, Colonial and Gartmore pertaining to the C-K International Fund For Growth. Following such termination, Colonial will provide the Fund with investment management services under the current Sub-Advisory Agreement among the Trust, KASC and Colonial. The portfolio managers for the Fund will be Bruno Bertocci and David Harris, each of whom will be jointly employed by Colonial and Stein Roe & Farnham Incorporated ("Stein Roe"), an affiliate of Colonial and KASC and a wholly owned subsidiary of LFC. Messrs. Bertocci and Harris also will be the portfolio managers for the Colonial International Fund For Growth and various investment company and non-investment company clients of Stein Roe. Prior to joining Stein Roe in May 1995, each of Messrs. Bertocci and Harris was employed by Rockefeller & Co. Inc. -- Mr. Bertocci as a Managing Director and Mr. Harris as a Portfolio Manager.

After such termination, Colonial will utilize the trading facilities of Stein Roe to place all orders on behalf of the C-K International Fund For Growth for the purchase and sale of portfolio securities, futures contracts and foreign currencies. See "OTHER CONSIDERATIONS -- Portfolio Transactions" in the Statement of Additional Information, as supplemented as of the date hereof.

                             Client Service Hotline
                             800-367-3653 (press 3)

                                 Distributed by:
                        Keyport Financial Services Corp.
                                 125 High Street
                           Boston, Massachusetts 02110


RasicotM/KVIT95/SAI/SAISUPP.001

                        KEYPORT VARIABLE INVESTMENT TRUST

                        SUPPLEMENT DATED NOVEMBER 2, 1995
                                       TO
             STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1995

Effective on or about January 1, 1996, Colonial is terminating the Sub-Advisory Agreement among the Trust, KASC, Colonial and Gartmore pertaining to the C-K International Fund For Growth. Following such termination, Colonial will provide the Fund with investment management services under the current Sub-Advisory Agreement among the Trust, KASC and Colonial. The portfolio managers for the Fund will be Bruno Bertocci and David Harris, each of whom will be jointly employed by Colonial and Stein Roe & Farnham Incorporated ("Stein Roe"), an affiliate of Colonial and KASC and a wholly owned subsidiary of LFC. Messrs. Bertocci and Harris also will be the portfolio managers for the Colonial International Fund For Growth and various investment company and non-investment company clients of Stein Roe.

Reference is made to "OTHER CONSIDERATIONS -- Portfolio Transactions" beginning on page S-24 of the Statement of Additional Information. After termination of the Gartmore Sub-Advisory Agreement Colonial will utilize the trading facilities of Stein Roe to place all orders on behalf of the C-K International Fund For Growth for the purchase and sale of portfolio securities, futures contracts and foreign currencies. The C-K International Fund For Growth and the other accounts advised by Messrs. Bertocci and Harris sometimes invest in the same securities and sometimes enter into similar transactions utilizing futures contracts and foreign currencies. In certain cases, purchases and sales on behalf of the Fund and such other accounts will be bunched and executed on an aggregate basis. In such cases, each participating account (including the Fund) will receive the average price at which the trade is executed. Where less than the desired aggregate amount is able to be purchased or sold, the actual amount purchased or sold will be allocated among the participating accounts (including the Fund) in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, futures or currencies as far as the Fund is concerned, Colonial believes that in most cases these practices should produce better executions. It is the opinion of Colonial that the advantages of these practices outweigh the disadvantages, if any, which might result from them.

Portfolio transactions on behalf of the Fund may be executed by broker-dealers who provide research services to Colonial and Stein Roe which are used in the investment management of the Fund or other accounts over which Colonial or Colonial and Stein Roe exercise investment discretion. Such transactions will be effected in accordance with the policies described under

"OTHER CONSIDERATIONS -- Portfolio Transactions." No portfolio transaction on behalf of the Fund will be directed to a broker-dealer in consideration of the broker-dealer's provision of research services to Colonial or to Colonial and Stein Roe unless a determination is made that such research assists Colonial in its investment management of the Fund or other accounts over which Colonial exercises investment discretion.

                             Client Service Hotline
                             800-367-3653 (press 3)

                                 Distributed by:
                        Keyport Financial Services Corp.
                                 125 High Street
                           Boston, Massachusetts 02110